SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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PROFUNDS

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QUESTIONS AND ANSWERS

Q: WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A:     Your fund, a series of ProFunds, operates as a feeder fund in a master-feeder fund arrangement with the Cash Management Portfolio (the "Portfolio"). Under the Investment Company Act of 1940, as amended, your fund's voting rights with respect to the Portfolio interests that it holds must be passed through to your fund's own shareholders. The purpose of this proxy solicitation is to ask you to vote on the following matters:

.    to approve a new investment advisory agreement between the Portfolio and Deutsche Asset Management Inc. ("DeAM, Inc."), the investment adviser for the Portfolio; and
.   to elect eleven members of the Board of Trustees of the Portfolio, whose terms will be effective beginning July 30, 2002 or on such later date as shareholder approval is obtained.

     Background. On April 5, 2002, Deutsche Bank A.G. acquired from Zurich Financial Services 100% of U.S.-based asset manager Zurich Scudder Investments ("Scudder") (the "Transaction"). The Transaction is anticipated to facilitate Deutsche Bank A.G.'s plans for integrated global research, and to provide greater breadth and geographic reach to the asset management services presently provided to the Deutsche Asset Management family of funds. The investment operations of Scudder will become part of an integrated global investment operation serving Deutsche Asset Management's clients worldwide. It is expected that the Transaction will result in a global asset management platform for Deutsche Asset Management of increased scale and scope.

     Deutsche Asset Management will integrate Scudder operationally into its global asset management business, will utilize services of personnel from other parts of the organization in providing services to its clients, and the Deutsche Asset Management family of funds and the Scudder Funds will be integrated into a single fund complex. As part of this integration, your fund and certain other funds within the Deutsche Asset Management family of funds are holding shareholder meetings at which shareholders will be asked to vote on a number of proposals affecting their funds.

I. PROPOSAL RELATED TO APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE PORTFOLIO AND DeAM, INC.

Q: WHY AM I BEING ASKED TO VOTE FOR A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE PORTFOLIO AND DeAM, INC?

A: DeAM, Inc. recommended to the Portfolio's Board of Trustees that it approve the new investment advisory agreement between the Portfolio and DeAM, Inc. in order to provide DeAM, Inc. with maximum flexibility to utilize Deutsche Asset Management's [DeAM, Inc.'s?] global organization. The proposed new advisory agreement described in the proxy statement will cover substantially similar provisions and does not differ in terms of services to be provided or fees to be paid therefor from the current advisory agreement pursuant to which services are provided to the Portfolio, except for the dates of execution, effectiveness and initial term, and except that, under the new advisory agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the Portfolio, to appoint certain affiliates as sub-advisors. In addition, the new advisory agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio.

[Description of factors Board considered]

Q: WILL THE INVESTMENT ADVISORY FEES REMAIN THE SAME?

A: Yes. The investment advisory fee rate proposed to be charged to the Portfolio under the new advisory agreement is the same as the investment advisory fee rate charged under the current advisory agreement.

II. BOARD PROPOSAL TO ELECT TRUSTEES OF THE PORTFOLIO

Q: WHY AM I BEING ASKED TO VOTE FOR TRUSTEES OF THE PORTFOLIO?

A: DeAM, Inc. recommended to the Portfolio's Board of Trustees, and the Board agreed, that the Portfolio, along with certain other funds that are managed, advised, subadvised or administered by Deutsche Asset Management [DeAM, Inc.?] and certain other funds managed, advised or administered by Investment Company Capital Corporation (the "DeAM Funds") should be governed by boards comprised of the same group of individuals. To attain the goal of having identical boards for all DeAM Funds, we need shareholder approval to add certain persons to the Portfolio's Board. ProFunds' and the Portfolio's Board agreed to submit this proposal to shareholders.

Q: WHY DID THE PORTFOLIO'S BOARD APPROVE MANAGEMENT'S RECOMMENDATION?

A:. DeAM, Inc. recommended this proposal as part of an overall plan to coordinate and enhance the efficiency of the governance of the DeAM Funds. The Board considered, among other factors, that a unified group board structure benefits the Portfolio and your fund by creating an experienced group of Board members who understand the operations of the DeAM Funds and are exposed to the wide variety of issues that arise from overseeing different types of funds. Adopting a unified group board structure will also enable management to use time more efficiently. There may also be cost savings in avoiding duplication of effort involved in the preparation and conduct of board meetings.

Q: IF THE BOARD PROPOSAL IS APPROVED BY SHAREHOLDERS, HOW MANY TRUSTEES WILL SIT ON THE BOARD?

A: If all nominees are elected, the Portfolio's Board will consist of 11 individuals. Seven of these persons currently serve as members of the Portfolio's Board; four persons will be new to the Portfolio's Board but have experience serving on the boards of various other investment companies within the DeAM Funds.

[Q: WILL THE PROPOSED CHANGES RESULT IN HIGHER FUND EXPENSES?

A: No. Expenses charged to your fund will not increase as a result of this proposal.]

III. GENERAL QUESTIONS

Q: WHAT ARE THE PORTFOLIO BOARD'S RECOMMENDATIONS?

A: The Portfolio's Board recommends that all shareholders vote "FOR" the approval of the new advisory agreement between the Portfolio and DeAM, Inc. and "FOR" the nominees to the Portfolio's Board.

Q: WILL MY FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS SOLICITATION?

A: No, DeAM, Inc. will bear these costs.

Q: HOW CAN I VOTE?

A: You can vote in any one of four ways:

.  Through the internet by going to [https://vote.proxy-direct.com];

.  By telephone, with a toll-free call to the number listed on your proxy card;

.  By mail, with the enclosed proxy card; or

.  In person at the special meeting.

We encourage you to vote over the internet or by telephone, using the voting control number that appears on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q: I PLAN TO VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY CARD?

A: Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

Q: I PLAN TO VOTE BY TELEPHONE OR THROUGH THE INTERNET. HOW DOES TELEPHONE AND INTERNET VOTING WORK?

A: To vote by telephone or through the internet, please read and follow the instructions on your enclosed proxy card(s).

Q: WHOM SHOULD I CALL WITH QUESTIONS?

A: Please call Deutsche Asset Management Service Center at 1-800-730-1313 with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.

PROFUNDS

Money Market ProFund

7501 Wisconsin Avenue, 10th Floor
Bethesda, Maryland 20814

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held July 30, 2002

     A special meeting of shareholders of the Money Market ProFund (the "Fund"), a series of ProFunds, will be held at the offices of ProFunds, 7501 Wisconsin Avenue, 10th Floor, Bethesda, Maryland 20814 on July 30, 2002 at ____ [a.m.] (Eastern time), or as adjourned from time to time (the "Special Meeting"). The Special Meeting is being held so that the Fund's shareholders may vote on the proposals set forth below and more fully described in the Proxy Statement, and such other matters as may properly come before the Special Meeting.

     The Fund operates as a feeder fund in a master-feeder fund arrangement and seeks to achieve its investment objective by investing all of its investable assets in a corresponding master fund, Cash Management Portfolio (the "Portfolio"), which has the same investment objective and policies. The Portfolio is organized as a registered open-end management investment company established as a trust under the laws of the State of New York. Pursuant to applicable legal requirements, the Fund's voting rights with respect to the Portfolio interests that it holds must be passed through to the Fund's own shareholders.

     The Special Meeting is being held to consider and vote on the following matters:
PROPOSAL I:	To approve a new investment advisory agreement ("New Advisory Agreement") between the Portfolio and Deutsche Asset Management, Inc. ("DeAM, Inc.").
PROPOSAL II:

To elect eleven Trustees of the Portfolio to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting.

     The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting.

     The New Advisory Agreement described in Proposal I will contain substantially similar provisions and does not differ in substance from the current advisory agreement pursuant to which services are provided to the Portfolio, except for the dates of execution, effectiveness and initial term, and except that, under the New Advisory Agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the Portfolio, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio.

     The close of business on May 20, 2002 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

     The Board of Trustees of the Portfolio unanimously recommends that shareholders vote FOR Proposal I and FOR the election of each nominee to the Board of Trustees of the Portfolio.

By Order of the Board of Trustees,

Louis Mayberg, Secretary

Bethesda, Maryland
________ __, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE,
DATE AND SIGN EACH ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN
THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION
OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE
OR THROUGH THE INTERNET). NO POSTAGE NEED BE
AFFIXED IF THE PROXY CARD IS MAILED
IN THE UNITED STATES.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT [  ] AT 1-800-_____-_______.

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

     Please indicate your voting instructions on each enclosed proxy card, sign and date the card(s) and return it or them in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted "FOR" the approval of a new investment advisory agreement with Deutsche Asset Management, Inc.; "FOR" the nominees for Trustee named in the attached Proxy Statement; and, in the discretion of the persons appointed as proxies, either "FOR" or "AGAINST" any other business that may properly arise at the special meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in "street name" through a broker, via the internet or telephone. To vote in this manner, you will need the 14-digit "control" number(s) that appear on your proxy card(s).

     To vote via the internet, please access [https://vote.proxy-direct.com] on the World Wide Web and follow the on-screen instructions.

     You may also call 1-800-___-____ and vote by telephone.

     If we do not receive your completed proxy card(s) after several weeks, our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio and the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

ProFunds

Money Market ProFund

7501 Wisconsin Avenue, 10th Floor
Bethesda, Maryland 20814

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

July 30, 2002

     This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation by the Board of Trustees of ProFunds of proxies to be used at the special meeting of shareholders of the Money Market ProFund (the "Fund") to be held at the offices of ProFunds, 7501 Wisconsin Avenue, 10th Floor, Bethesda, Maryland 20814 on July 30, 2002 at _____ [a.m.] (Eastern time), or as adjourned from time to time (the "Special Meeting"). This Proxy Statement and accompanying proxy card(s) ("Proxy") are expected to be mailed to shareholders on or about June 14, 2002.

     The Special Meeting is being held to consider and vote on the matters set forth in the Notice of Special Meeting of Shareholders that accompanies this Proxy Statement, as described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the Special Meeting. The appointed proxies will vote on any other business as may properly come before the Special Meeting.

Background Information

     Master-Feeder Structure. The Fund operates as a feeder fund in a master-feeder fund arrangement with Cash Management Portfolio ("Portfolio"), which has the same investment objectives and policies. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio invests directly in investment securities and other investments. The Portfolio in which the Fund invests is organized as a registered open-end management investment company established as a trust under the laws of the State of New York.

     Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act") applicable to master-feeder arrangements, the Fund's voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund's own shareholders. Other feeder funds of the Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the Proposals. For simplicity, actions are described in this Proxy Statement as being taken by the Fund, which is a series of ProFunds, although all actions are actually taken by ProFunds on behalf of the Fund. Some actions described as taken by or with respect to the Fund are actually actions to be taken by the Portfolio in which the Fund invests all of its assets and on which the Fund votes as a shareholder. Further, actions described as being taken by the shareholders of ProFunds with respect to its Board of Trustees will also be taken by the Fund as a shareholder of the Portfolio with respect to the Portfolio's Board of Trustees. For the Fund, your vote and the vote of other shareholders of the Fund determines how the Fund will vote.

     The Fund is composed of two separate classes, each with its own expense structure. However, since the proposals presented in this Proxy Statement uniformly affect each class, shareholders of each class may vote on all the proposals, and each vote regardless of its class has equal weight.

     The Portfolio. Deutsche Asset Management, Inc. ("DeAM, Inc."), located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to the Portfolio pursuant to the terms of an investment advisory agreement (the "Current Advisory Agreement"). Pursuant to the Current Advisory Agreement, DeAM, Inc. supervises and assists in the management of the assets of the Portfolio and furnishes the Portfolio with research, statistical, advisory and managerial services. DeAM, Inc. pays the ordinary office expenses of the Portfolio and the compensation, if any, of all officers and employees of the Portfolio and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Portfolio (each, an "Interested Trustee").

     The most recent Annual Report of the Fund containing audited financial statements for the fiscal year ended December 31, 2001, has previously been furnished to the Fund's shareholders. An additional copy of the Annual Report will be furnished without charge upon request by writing to the Fund at the address set forth on the cover of this Proxy Statement or by calling 1-888-776-3637 (for individuals) or 1-888-776-5717 (for institutions and financial professionals).

PROPOSAL I

Approval Of New ADVISORY Agreement

     The new investment advisory agreement ("New Advisory Agreement") between the Portfolio and DeAm, Inc., will contain substantially similar provisions and does not differ in substance from the Current Advisory Agreement, pursuant to which services are provided to the Portfolio, except for the dates of execution, effectiveness and initial term and except that, under the New Advisory Agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the Portfolio, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio. See "Differences Between the Current and New Advisory Agreements."

The Advisory Agreements

     The Current Advisory Agreement. DeAM, Inc. serves as investment advisor to the Portfolio pursuant to the Current Advisory Agreement. The Current Advisory Agreement was initially approved by the Board of Trustees of the Portfolio, including a majority of those Board members of the Portfolio, who are not "interested persons" (as defined in the 1940 Act) of the Portfolio or DeAM, Inc. (the "Independent Trustees").

     Exhibit A to this Proxy Statement lists: (i) the date of the Current Advisory Agreement; and (ii) the most recent date on which the Current Advisory Agreement was approved by the Portfolio's Trustees, including a majority of the Independent Trustees of the Portfolio, and the Fund's and Portfolio's respective shareholders.

     The New Advisory Agreement. The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit B. A description of the New Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit B. If shareholders approve the New Advisory Agreement, the agreement will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities," as defined in the 1940 Act (see "Voting - Vote Required" below), of the Portfolio, or by the Board of Trustees of the Portfolio and, in either event, the vote of a majority of the Independent Trustees of the Portfolio, cast in person at a meeting called for such purpose.

     Differences Between the Current and New Advisory Agreements. As stated above, the terms of the New Advisory Agreement for the Portfolio contain substantially similar provisions and do not differ in substance from the Current Advisory Agreement, except that, to the extent permissible by law and subject to further Board approval, pursuant to the New Advisory Agreement, DeAM, Inc. would be authorized to appoint certain of its affiliates as sub-advisors to perform certain of DeAM, Inc.'s duties. In such cases, DeAM, Inc. would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid by DeAM, Inc. to any such affiliated sub-advisors. These affiliated sub-advisors must be entities that DeAM, Inc. controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Independent Trustees and the full Board of the Portfolio. Shareholders of the Fund would receive appropriate disclosure of any such change in a timely fashion following approval by the Independent Trustees. The advisory fee rates paid by the Portfolio would not increase as a result of any such action; all fees incurred by a sub-advisor will continue to be the responsibility of DeAM, Inc. DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor.

     In addition, the New Advisory Agreement will differ from the Current Advisory Agreement in that there will not be an indemnification provision in the New Advisory Agreement. As a result of the acquisition of Zurich Scudder Investments (discussed below), DeAM, Inc. has become a substantially larger manager of investment company assets. It believes that, at least for purposes of the indemnification provision, it is desirable for all the investment companies under its management to have substantially similar investment advisory contracts. The funds historically managed by Scudder have recently approved new advisory agreements which are substantially similar to the proposed New Advisory Agreement, except that these newly approved agreements did not and do not provide for indemnification for the investment manager. Accordingly, DeAM, Inc. informed the Portfolio's Board that it would not seek such provision in the New Advisory Agreement. DeAM, Inc. assured the Board that the nature and quality of management historically rendered by it would be unchanged notwithstanding the deletion of the indemnification provision.

     Under the terms of the New Advisory Agreement, DeAM, Inc. agrees to provide the Portfolio with investment advisory services, including the investment and reinvestment of the cash, securities or other properties comprising the Portfolio's assets. Subject to the supervision and control of the Portfolio's Board of Trustees, DeAM, Inc. agrees, in carrying out its obligations, to conform to (a)  all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, (b) the provisions of the Portfolio's registration statement, (c) the provisions of the Portfolio's Declaration of Trust, and (d) any other applicable provisions of state and federal law.

     Under the terms of the New Advisory Agreement, DeAM, Inc. agrees to (a) supervise and manage all aspects of the Portfolio's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Portfolio, (c) provide the Portfolio with, or obtain for it, adequate office space and all necessary office equipment and services for the Portfolio's principal office; (d) obtain and evaluate pertinent information about significant developments and certain other information, whether affecting the economy generally or the Portfolio; (e) determine which issuers and securities will be represented in the Portfolio and regularly report thereon to the Portfolio's Board of Trustees; and (f) take all actions necessary to carry into effect the Portfolio's purchase and sale programs.

     The investment advisory fee rate proposed to be charged to the Portfolio under the New Advisory Agreement is the same as the investment advisory fee rate charged under the Current Advisory Agreement.

     The advisory fee rate paid to DeAM, Inc. under the Current Advisory Agreement and the advisory fee (and certain other fees) paid by the Portfolio for the most recent fiscal year is set forth in Exhibit C to this Proxy Statement.

     Generally. If approved, the New Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Portfolio's Board of Trustees or by the holders of a majority of the Portfolio's outstanding voting securities (i.e., the feeder funds investing in the Portfolio) and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement. Like the Current Advisory Agreement, the New Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Portfolio's Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or upon 90 days' written notice by DeAM, Inc.

     The services of DeAM, Inc. are not deemed to be exclusive and nothing in the Current Advisory Agreement or the New Advisory Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities. In addition, DeAM, Inc. is obligated to pay expenses associated with providing the services contemplated by the New Advisory Agreement. The Portfolio bears certain other expenses, including the fees of the Portfolio's Board. The Portfolio also pays any extraordinary expenses incurred.

     Under the New Advisory Agreement, DeAM, Inc. will exercise its best judgment in rendering its advisory services. DeAM, Inc. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the New Advisory Agreement relates, provided that nothing therein shall be deemed to protect or purport to protect DeAM, Inc. against any liability to the Portfolio or to its shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of DeAM, Inc.'s reckless disregard of its obligations and duties under the New Advisory Agreement.

     Since the Fund invests all of its investable assets in the Portfolio, portfolio transactions occur at the Portfolio level only. When it can be done consistently with the policy of obtaining the most favorable net result, in selecting brokers and dealers with which to place portfolio transactions for the Portfolio, DeAM, Inc. may consider its affiliates and also firms that sell shares of mutual funds advised by DeAM, Inc. or recommend the purchase of such funds.

Management of the Portfolio

     The Advisor. Under the supervision of the Board, DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to the Portfolio. As investment advisor, DeAM, Inc. makes the Portfolio's investment decisions, buys and sells securities for the Portfolio, and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory serves to institutional and retail clients. In addition to providing investment advisory services to the Portfolio, DeAM, Inc. serves as investment advisor to __ other investment companies [and investment sub-advisor to __ other investment companies]. See Exhibit D to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises [or subadvises] that have investment objectives similar to those of the Portfolio, together with information regarding the fees charged to those companies. As of March 31, 2002, DeAM, Inc. had approximately $97 billion of assets under management. DeAM, Inc., is an indirect wholly owned subsidiary of Deutsche Bank.

     The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit E to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAM, Inc., is 280 Park Avenue, New York, New York 10017.

     The Portfolio's advisor and administrator have agreed to limit their expenses for sixteen (16) months from the Portfolio's fiscal year end in the amounts listed in Exhibit C.

     Administrator, Transfer Agent and Custodian. Investment Company Capital Corporation ("ICCC") serves as administrator and transfer agent, and Deutsche Bank Trust Company Americas ("Deutsche Bank Trust") serves as custodian, of the Portfolio. It is expected that these services will continue to be provided by the same service providers after approval of the New Advisory Agreement. (Exhibit C to this Proxy Statement sets forth the fees paid to ICCC and Deutsche Bank Trust by the Portfolio for these services for the most recently completed fiscal year.)

     Deutsche Bank. Deutsche Bank ("Deutsche Bank") is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance.

     On April 5, 2002, Deutsche Bank acquired from Zurich Financial Services 100% of U.S.-based asset manager Zurich Scudder Investments ("Scudder") (the "Transaction"). The Transaction is anticipated to facilitate Deutsche Bank's plans for integrated global research, and to provide greater breadth and geographic reach to the asset management services presently provided to the Deutsche Asset Management family of funds. The investment operations of Scudder will become part of an integrated global investment operation serving Deutsche Asset Management's [DeAM, Inc.'s?] clients worldwide. It is expected that the Transaction will result in a global asset management platform for Deutsche Asset Management [DeAM, Inc.?] of increased scale and scope. Following the Transaction, Deutsche Bank combined all of its investment management businesses to form Deutsche Asset Management [DeAM, Inc.?] which as of April __, 2002 had more than $[_____] billion in assets under management. Deutsche Asset Management [DeAM, Inc.?] acts as investment manager to [___] U.S. open and closed-end investment companies, which in the aggregate had approximately $[_____] billion of assets under management as of April __, 2002.

Trustees and Officers. See Proposal II and Exhibit F to this Proxy Statement.

Recommendation of the Portfolio's Board

[to be provided by Portfolio]

PROPOSAL II

ELECTION OF NOMINEES TO THE BOARD OF TRUSTEES
OF THE PORTFOLIO

     The shareholders of the Fund are also to consider the election of Richard R. Burt, S. Leland Dill, Martin J. Gruber, Richard T. Hale, Joseph R. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy and Robert H. Wadsworth (the "Trustee Nominees") as Trustees of the Portfolio.(1)  Messrs. Dill, Hale and Saunders and Drs. Gruber and Herring currently serve on the Board of Trustees of the Portfolio. Messrs. Burt, Jones, Searcy and Wadsworth and Ms. Rimel currently serve as Trustees of various other investment companies within the Deutsche Asset Management family of funds.

     It is proposed that the eleven Trustee Nominees are to be elected to compose the entire Board of Trustees of the Portfolio at the Special Meeting, to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Independent Trustee Nominees were recently selected by a Nominating Committee of the Portfolio's Board of Trustees composed entirely of the Independent Trustees of the Board and nominated by the full Board at a meeting held on April 5, 2002. If elected, the terms of the eleven Trustee Nominees will begin on the date of the Special Meeting upon their respective acceptances of their election in writing (the "Effective Date"); until that time, the current Board members will continue their terms. It is anticipated that Messrs. Biggar, Langton and Van Benschoten, each a current member of the Board of Trustees, will resign effective the Effective Date if Proposal II is approved by the shareholders of the Portfolio. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. No Independent Trustee or Independent Trustee Nominee of the Portfolio serves or will serve as an officer of the Portfolio. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person(s) as the Board of Trustees may recommend.

     The nomination of these persons to serve as the Board of Trustees of the Portfolio reflects an overall plan to coordinate and enhance the efficiency of the governance of the Portfolio and of certain other investment companies that are managed, advised or sub-advised, or administered by DeAM, Inc. (along with certain other investment management companies managed, advised or administered by ICCC) (the "DeAM Funds"). ICCC is also an indirect wholly owned subsidiary of Deutsche Bank. The proposal concerning the size and composition of the Board of Trustees was suggested to the Board by DeAM, Inc. and reviewed by the current Independent Trustees of the Board. Messrs. Dill, Hale (an Interested Trustee) and Saunders and Drs. Gruber and Herring are currently members of the Board of Trustees of the Portfolio. Each of the other Independent Trustee Nominees already serves as an independent board member for one or more other DeAM Funds and understands the operations of the fund complex.

     DeAM, Inc. recommended, and the Board agreed, that the Portfolio should be governed by a larger Board of Trustees composed of the same members as are expected to govern certain other DeAM Funds. Presently, the Board membership of the Portfolio and the board membership of the other DeAM Funds are not identical. Eight persons currently serve on the Board of Trustees of the Portfolio, and between eight and nine persons currently serve on the boards of the other DeAM Funds. If shareholders elect each of the Trustee Nominees, certain of the existing Trustees will be joined by certain of the board members of the other DeAM Funds.

____________
 (1)  Unless otherwise indicated, references in this Proxy Statement to the "Trustee Nominees" includes the Trustee Nominees of the Portfolio.

     Although the election of Trustee Nominees is not in any way conditioned on similar action being taken by other funds, it is currently anticipated that the boards of the other DeAM Funds will approve the expansions of their boards and the appointment of new board members so that each of the DeAM Funds' boards is ultimately identically composed.

     On June 4, 1999, Bankers Trust Company, the parent company of ICCC at that time, merged with Deutsche Bank. This merger and subsequent change in control of ICCC required compliance with Section 15(f) of the 1940 Act. At that time, pursuant to Section 15(f), the Portfolio's Board declared its intention that at least 75% of its members would be disinterested persons within the contemplation of Section 15(f) and would remain disinterested persons for at least three years after the merger. The Portfolio's Board has complied with this provision and will continue to be in compliance if this Proposal to elect trustees is approved.

     The following information is provided for each Trustee Nominee and executive officer of the Portfolio's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee Nominee who is an Independent Trustee Nominee. Information for the Interested Trustee Nominee follows. The Interested Trustee Nominee is considered to be an interested person as defined by the 1940 Act because of his employment with affiliates of Deutsche Asset Management. The mailing address for the Trustee Nominees and the executive officers with respect to Portfolio operations is One South Street, Baltimore, Maryland 21202.

INFORMATION CONCERNING TRUSTEE NOMINEES AND OFFICERS
Name and Birth Date	Position with the Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Trustee Nominees
Richard R. Burt 2/3/47	Trustee Nominee	N/A	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation (April 1996 to present); Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and U.S. Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and U.S. Ambassador to the Federal Republic of Germany (1985-1991).	71

Member of the Board, Archer Daniels Midland Company (agribusiness operations) (October 1996 to present), Hollinger International, Inc. (publishing) (1995 to present), Homestake Mining (mining and exploration) (1998 to February 2001), HCL Technologies (information technology) (April 1999 to present), Anchor Gaming (gaming software and equipment) (March 1999 to present); Director, UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Corporation International Advisory Council (July 1996 to present).

S. Leland Dill 3/28/30	Trustee	Since 1999	Retired (since 1986); formerly Partner, KPMG Peat Marwick (June 1956-June 1986); General Partner, Pemco (June 1979-June 1986).	71

Trustee, Phoenix Zweig Series Trust (since September 1989); Trustee, Phoenix Euclid Market Neutral Fund (since May 1998); Director, Vintners International Company Inc. (June 1989-May 1992); Director, Coutts (USA) International (January 1992-March 2000); Director, Coutts Trust Holdings Ltd., Director, Coutts Group (March 1991-March 1999).

Martin J. Gruber 7/15/37	Trustee	Since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964).	71

Trustee, CREF (since 2000); Director, S.G. Cowen Mutual Funds (1985 to 2001); Director, Japan Equity Fund, Inc. (since 1992); Director, Thai Capital Fund, Inc. (since 2000); Director, Singapore Fund, Inc. (since 2000).

Richard J. Herring 2/18/46	Trustee	Since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since 1972); Director, Lauder Institute of International Management Studies (since 2000); Co-Director, Wharton Financial Institutions Center (since 2000).	71	N/A
Joseph R. Hardiman 05/27/37	Trustee Nominee	N/A	Private Equity Investor and Capital Markets Consultant; President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.), 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.), 1976-1985.	71

Director, Wit Capital Group (registered broker-dealer), Corvis Corporation (optical networks), Brown Investment Advisory & Trust Company (investment advisor), The Nevis Fund (registered investment company), and ISI Family of Funds (registered investment companies). Formerly, Director, Circon Corp. (medical instruments), November 1998-January 1999.

Graham E. Jones 01/31/33	Trustee Nominee	N/A	Senior Vice President, BGK Realty Inc. (since 1995).	71	Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1995); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).
Rebecca W. Rimel 4/10/51	Trustee Nominee	N/A	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present) and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1994 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994).	71	Formerly, Director, ISI Family of Funds (registered investment companies) (1997-1999).
Philip Saunders, Jr. 10/11/35	Trustee	Since 1999	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since 1998); former Director, Financial Industry Consulting, Wolf & Company (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	71	N/A
William N. Searcy 09/03/46	Trustee Nominee	N/A	Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (since 1989).	71	Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).
Robert H. Wadsworth 1/29/40	Trustee Nominee	N/A

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1982 to present); President and Trustee, Trust for Investment Managers (registered investment company) (1999 to present). Formerly President, Investment Company Administration, L.L.C. (1992*- July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (1990 - January 2002); Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies) and President, Guinness Flight Investment Funds, Inc. (registered investment companies).

* Inception date of the corporation which was the predecessor to the LLC.

				71	Director, The Germany Fund Inc. (1986 to present), The New Germany Fund, Inc. (1992 to present), Central European Equity Fund, Inc. (1986 to present).
Interested Trustee Nominee
Richard T. Hale[2] 7/17/45	Trustee	Since 1999	Managing Director, Deutsche Bank Securities, Inc. (formerly DB Alex. Brown LLC) and Deutsche Asset Management Americas (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present). Director/Trustee and President, Deutsche Asset Management Mutual Funds (1989 to present); Vice President, Deutsche Asset Management, Inc. (2000 to present). Chartered Financial Analyst.	71	Director, Deutsche Global Funds, Ltd. (2000 to present); Director, CABEI Fund (2000 to present); Director, North American Income Fund (2000 to present); Formerly, Director, ISI Family of Funds.
Officers
Richard T. Hale	President	Since _______	See information provided under Interested Trustee Nominees.
Daniel O. Hirsch 3/27/54	Vice President/ Secretary	Since _______

Director, Deutsche Asset Management (1999 to present). Formerly, Principal, BT Alex. Brown Incorporated, (Deutsche Banc Alex. Brown Inc.), 1998-1999; Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

				N/A	N/A
Charles A. Rizzo 8/5/57	Treasurer	Since _______

Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (Deutsche Banc Alex. Brown Inc.), 1998-1999; Senior Manager, Coopers & Lybrand L.L.P. (PricewaterhouseCoopers LLP), 1993-1998.

				N/A	N/A
Amy Olmert 5/14/63	Assistant Secretary	Since ________

Director, Deutsche Asset Management (formerly BT. Alex. Brown Inc.) (January 1999 to present); Certified Public Accountant (1989 to present). Formerly, Vice President, BT Alex. Brown Incorporated, (Deutsche Banc Alex. Brown Inc.), (1997-1999); Senior Manager (1992-1997), Coopers & Lybrand L.L.P. (PricewaterhouseCoopers LLP).

				N/A	N/A

___________
1. Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
2. Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

Ownership in Securities of DeAM, Inc. and Related Companies

     As reported to the Portfolio, Exhibit F to this Proxy Statement sets forth ownership by the Independent Trustee Nominees and their immediate family members of certain securities as of [March 31, 2002].

Trustee Compensation Table

     The following table sets forth the compensation paid to the Independent Trustees by the Portolio and the DeAm Funds complex for the year ended March 31, 2002.

Trustee	Aggregate Compensation from the Portfolio	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex

S. Leland Dill	$ 1,425	N/A	N/A	$ 61,250.00
Martin J. Gruber	$ 1,425	N/A	N/A	$ 61,250.00
Richard J. Herring	$ 1,425	N/A	N/A	$ 61,250.00
Philip Saunders, Jr.	$ 1,425	N/A	N/A	$ 61,250.00

     The Board has established an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee, the Nominating Committee and the Valuation Committee of the Board are each composed of the current Independent Trustees of the Board. In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Portfolio. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Portfolio's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Portfolio, its investment advisor and affiliates by the independent public accountants. The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee of the Board will consider Trustee nominees recommended by shareholders. The Valuation Committee considers and acts upon all questions relating to valuation of the securities in the Portfolio which may arise between meetings of the Board. The Board does not have compensation committees. During the Portfolio's most recent fiscal year, the Board of the Portfolio held five meetings, the Audit Committee of the Board held four meetings, and the Valuation Committee of the Board held one meeting. [No Trustee attended less than 75% of the applicable meetings.] The Nominating Committee did not meet during the Portfolio's most recent fiscal year. [If the Nominees are elected to the Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the Portfolio.]

     Mr. Hale, if elected, will not be a member of the Audit Committee, the Nominating Committee [or the Valuation Committee].

Recommendation of the Portfolio's Board of Trustees

     The Board of Trustees believes that coordinated governance through a unified board structure will benefit the Portfolio.

     In their deliberations, the Board of Trustees considered various matters related to the management and long-term welfare of the Portfolio. The Board considered, among other factors, that coordinated governance within the DeAM Fund complex will reduce the possibility that the separate boards might arrive at conflicting or inconsistent decisions regarding the policies, strategies, operations and management of the Portfolio and the other DeAM Funds, and that this will help avoid costs, confusion and complexity resulting from different or conflicting decisions. The Board also considered that operating with a unified group board eliminates the potential for these types of conflicts while preserving the insights and experience that can be contributed by individual members. [In addition, the Board considered that a unified group board would also allow management to reduce the total number of board meetings it is required to attend and at which it would make repetitive presentations each year across the complex which can be expected to make the governance process more efficient.] DeAM, Inc. expends a significant amount of time and effort preparing and coordinating materials and presentations for board meetings. In many instances, presentations need to be made more than once on identical or similar issues. Adopting a unified group board structure would enable management to use time more efficiently. There may also be cost savings in avoiding duplication of effort involved in the preparation and conduct of board meetings.

     The Board also considered that a unified group board structure benefits the Portfolio by creating an experienced group of Board members who understand the operations of the DeAM Funds complex and are exposed to the wide variety of issues that arise from overseeing different types of funds.

     The Board gave considerable weight to the expectation that the Portfolio will benefit from the diversity and experience of the Trustee Nominees that would be included in the expanded Board and from the experience that each Trustee Nominee will gain by serving on the boards of a diverse group of funds. The Board also considered, in light of the Transaction, the importance of greater breadth and depth of expertise on the Board. The Trustee Nominees have had distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Board. Ten of the eleven nominees, if elected, would be Independent Trustees. Independent Trustees are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Portfolio and management. They also comprise the Board's Audit and Nominating Committees.

     Therefore, after careful consideration, the Board, including the Independent Trustees, recommends that the shareholders of the Portfolio vote "FOR" the election of the Trustee Nominees as set forth in this Proposal.

     If the Trustee Nominees are elected by the shareholders, each Trustee Nominee will serve, effective the Effective Date, until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. If the Trustee Nominees are not elected, the Board will consider what action is appropriate based upon the interests of the Portfolio's shareholders..

INFORMATION CONCERNING INDEPENDENT AUDITORS

     The Portfolio's financial statements for their most recent fiscal years were audited by PricewaterhouseCoopers LLP ("PwC"), independent auditors. [In addition, PwC prepares the Portfolio's federal and state annual income tax returns and provides certain non-audit services to the Portfolio.] During the Board's most recent consideration of the selection of auditors for the Portfolio, the Board considered whether the provision of non-audit services to the Portfolio was compatible with maintaining PwC's independence. The Board of Trustees of the Portfolio has selected PwC as the independent auditors for the Portfolio for its fiscal year ending 2002. PwC has been the Portfolio's independent auditors since _________ ____. PwC has informed the Portfolio that it has no material direct or indirect financial interest in the Portfolio.

     Representatives of PwC are not expected to be present at the Special Meeting [but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence].

     Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of the Portfolio's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Portfolio's reports to shareholders are $______.

     Financial Information Systems Design and Implementation Fees. [There were no fees billed by PwC for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Portfolio, DeAM, Inc. or entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Portfolio.]

     All Other Fees. There were $________ in fees billed by PwC for the most recent fiscal year for other services provided to the Portfolio, DeAM, Inc. and entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Portfolio.

VOTING

Proxy Solicitation

     Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, telegraph, through the internet or in person by officers or employees of the Fund and certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment to Georgeson Shareholder Communications, Inc. for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc. DeAM, Inc. has engaged Georgeson Shareholder Communications, Inc. at an estimated cost of $__________. However, the exact cost will depend on the amount and types of services rendered. If the Fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that Proxies voted by mail may be revoked.

Shareholder Voting

     If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of the Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted "FOR" the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the ProFunds' secretary (the "Secretary"). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

     In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any Proposal in favor of an adjournment and will vote those Proxies required to be voted "AGAINST" any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of 10% of the outstanding shares of the Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See "Vote Required" for a further discussion of abstentions and broker non-votes.)

     Shareholders of record at the close of business on May 20, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. The number of shares of the Fund that were issued and outstanding as of the Record Date are set forth in Exhibit G to this Proxy Statement.

     In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the internet):

.  indicate your instructions on the Proxy;
.  date and sign the Proxy; and
.  mail the Proxy promptly in the enclosed envelope.

     Instructions for voting by telephone or through the internet are included in the attachment to the Notice of Special Meeting of Shareholders and on the Proxy enclosed with this Proxy Statement.

Vote Required

     In view of the master-feeder structure discussed earlier, approval of Proposal I with respect to the Portfolio's New Advisory Agreement, requires the affirmative vote of a "majority" of the outstanding shares of the Portfolio's various feeder funds as shareholders of the Portfolio. "Majority" (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio (with respect to the feeder funds), determined by reference to the shares outstanding of the various feeder funds. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposal I, which requires the approval of a specified percentage of the outstanding shares of the Portfolio.

     Approval of Proposal II requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Special Meeting. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal II.

Beneficial Ownership of Shares of the Fund

     Exhibit H to this Proxy Statement sets forth information as of the Record Date regarding the beneficial ownership of the Fund's shares by (i) the only persons known by the Fund to beneficially own more than five percent of the outstanding shares of the Fund, (ii) the Trustees of ProFunds, (iii) the executive officers of ProFunds, and (iv) the Trustees and executive officers of ProFunds as a group. The number of shares beneficially owned by each Trustee, Trustee Nominee or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit H. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.
THE PORTFOLIO'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSALS I AND II. ANY UNMARKED PROXIES WILL BE SO VOTED.

     The ProFunds Board of Trustees is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

SUBMISSION OF SHAREHOLDER PROPOSALS

     ProFunds does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of ProFunds at the address set forth on the cover of this Proxy Statement.

     Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

     IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT _____________________________ AT 1-800-___-____.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE special MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, or follow the instructions for VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY.

By Order of the Board of Trustees,

Louis Mayberg, Secretary

________ __, 2002

THE BOARD OF TRUSTEES HOPES THAT SHAREHOLDERS WILL ATTEND
THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED
TO COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY IN THE
ACCOMPANYING ENVELOPE (OR FOLLOW THE INSTRUCTIONS FOR VOTING BY
TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY).

Exhibit A
Date Last Approved By:
Portfolio (Fiscal Year)	Date of Prior Advisory Agreement	Trustees	Shareholders
Cash ManagementPortfolio 12/31

Exhibit B

[FORM OF [INVESTMENT ADVISORY] [SUB-ADVISORY] AGREEMENT]

     THIS AGREEMENT is made as of the ____ day of ________, _____ by and between ________________________________, a [state of organization] (the "Trust"), and DEUTSCHE ASSET MANAGEMENT, INC., a __________ corporation (the "Advisor") [and __________ (the "Sub-Advisor")].

     WHEREAS, the Trust is registered as an open-end, [diversified][non-diversified], management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies;

     WHEREAS, the Advisor [and the Sub-Advisor] is [each] registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Schedule A to this Agreement on the terms and conditions hereinafter set forth ________; [and]

     [WHEREAS, the Advisor desires to retain the Sub-Advisor to perform certain of the Advisor's duties under this Agreement, and the Sub-Advisor is willing to so render such services on the terms and conditions hereinafter set forth.](1)

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of Investment [Advisor] [Sub-Advisor]. The [Trust] [Advisor] hereby appoints the [Advisor] [Sub-Advisor] to act as the investment [advisor] [sub-advisor] of each series listed in Schedule A to this Agreement (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with section 11, being herein referred to as "a Series", and collectively as "the Series"). The [Advisor] [Sub-Advisor, subject to the supervision of the Advisor,] shall manage a Series' affairs and shall supervise all aspects of a Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a Series' assets, subject at all times to the policies and control of the Board of Trustees. The [Advisor] [Sub-Advisor] shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as [Advisor] [Sub-Advisor].

__________
(1) Contained in the form of Sub-Advisory Agreement only.

     2. Delivery of Documents. The Trust [Advisor] has furnished the Advisor [Sub-Advisor] with copies properly certified or authenticated of each of the following:

(a) The Trust's Declaration of Trust, filed with the State of __________ on _________, _____ and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

(b) [The Trust's Agreement of Trust and all amendments thereto (such Agreement of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Trust Agreement");]

(c) Resolutions of the Trust's Board of Trustees and shareholders authorizing the appointment of the [Advisor] [Sub-Advisor] and approving this Agreement;

(d) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. ____-_______) and under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") relating to the shares of the Trust and its series, and all amendments thereto; and

(e) Each Series' most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called "Prospectus").

The [Trust] [Advisor] will furnish the [Advisor] [Sub-Advisor] from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

     The [Advisor] [Sub-Advisor] will provide the Trust with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

     3. Duties of Investment [Advisor] [Sub-Advisor]. In carrying out its obligations under Section 1 hereof, the [Advisor] [Sub-Advisor, subject to the supervision of the Advisor,] shall:

(a) supervise and manage all aspects of a Series' operations, except for distribution services;

(b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

(c) provide the Trust with such executive, administrative and clerical services as are deemed advisable by the Trust's Board of Trustees;

(d) [provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust's principal office;]

(e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the [Advisor] [Sub-Advisor] considers desirable for inclusion in a Series' portfolio;

(f) determine which issuers and securities shall be represented in a Series' portfolio and regularly report thereon to the Trust's Board of Trustees; and

(g) take all actions necessary to carry into effect a Series' purchase and sale programs.

     4. Portfolio Transactions. The [Advisor] [Sub-Advisor] is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series' prospectus and statement of additional information. The [Advisor] [Sub-Advisor] will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

     It is understood that the [Advisor] [Sub-Advisor] will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series' prospectus and statement of additional information.

     Subject to the policies established by the Board in compliance with applicable law, the [Advisor] [Sub-Advisor] may direct DB Securities, Inc. ("DB Securities") or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the [Advisor] [Sub-Advisor] is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the [Advisor] [Sub-Advisor]. DB Securities or any of its affiliates and the [Advisor] [Sub-Advisor] may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

     The Trust on behalf of a Series will not deal with the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates in any transaction in which the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series' order, except in compliance with rules of the SEC. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

     5. Control by Board of Trustees. Any management or supervisory activities undertaken by the [Advisor] [Sub-Advisor] pursuant to this Agreement, as well as any other activities undertaken by the [Advisor] [Sub-Advisor] on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board.

     6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the [Advisor] [Sub-Advisor] shall at all times conform to:

(a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

(b) the provisions of the Registration Statement of the Trust on behalf of a Series under the 1933 Act and the 1940 Act;

(c) the provisions of the Declaration of Trust;

(d) [the provisions of the Trust Agreement; and]

(e) any other applicable provisions of state and federal law.

     7. Expenses. The expenses connected with the Trust on behalf of a Series shall be allocable between the Trust and the [Advisor] [Sub-Advisor] as follows:

(a) The [Advisor] [Sub-Advisor] shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the [Advisor] [Sub-Advisor], to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

(b) The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust's distributor under the Trust's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of a Series' cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series' or Trust's operation unless otherwise explicitly provided herein.

     8. [Delegation] [Adjustment] of [Advisory] [Sub-Advisory] Services. [Subject to the prior approval of a majority of the members of the Trust's and the Series' Boards of Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor's duties enumerated in section 1 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Trust's and the Series' Board of Trustees who are not "interested persons," as defined in the 1940 Act; provided, that the Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder.](2)

_______________
  (2)  Contained in the form of Advisory Agreement only.

     [Subject to the provisions of this Agreement, the duties of the Sub-Advisor, the portion of portfolio assets of the Series that the Sub-Advisor shall manage and the fees to be paid to the Sub-Advisor by the Advisor under and pursuant to the Sub-Advisory Agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the Advisor, subject to the prior approval of the members of the Trust's and the Series' Board of Trustees who are not "interested persons," as defined in the 1940 Act.](3)

_____________
 (3)  Contained in the form of Sub-Advisory Agreement only.

     9. Compensation. For the services to be rendered and the expenses assumed by the [Advisor] [Sub-Advisor], the [Trust] [Advisor] shall pay to the [Advisor] [Sub-Advisor] monthly compensation in accordance with Schedule A.

     Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

     In the event of termination of this Agreement, the [advisory] [sub-advisory] fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     In addition to the foregoing, the [Advisor] [Sub-Advisor] may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the [Trust on behalf of the Series] [Advisor] for all or a portion of its expenses not otherwise required to be borne or reimbursed by the [Advisor] [Sub-Advisor]. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

     All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

     10. Non-Exclusivity. The services of the [Advisor] [Sub-Advisor] to the Trust on behalf of each Series are not to be deemed to be exclusive, and the [Advisor] [Sub-Advisor] shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the [Advisor] [Sub-Advisor] may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the [Advisor] [Sub-Advisor] to the extent permitted by law; and that the officers and directors of the [Advisor] [Sub-Advisor] are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

     11. Additional Series and Classes. In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Trust with respect to the series of shares or class of shares and the execution of an amended Appendix A reflecting the applicable names and terms.

     12. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to the Trust on behalf of a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series, subject to the right of the Trust and the [Advisor] [Sub-Advisor] to terminate this contract as provided in this Section 12; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the [Advisor] [Sub-Advisor] may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

     This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days' written notice to the [Advisor] [Sub-Advisor], or by the [Advisor] [Sub-Advisor] at any time without the payment of any penalty, on 90 days' written notice to the [Trust] [Advisor]. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

     As used in this Section 12, the term "assignment" shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

     13. Limitation of Liability of the [Advisor] [Sub-Advisor]; Indemnification.

     The [Advisor] [Sub-Advisor] shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the [Advisor] [Sub-Advisor] in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Trust and the Advisor, One South Street, Baltimore, Maryland 21202 _________; [if to the Sub-Advisor, __________].

     15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     16. Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

     17. Reports. [The Trust and the Advisor] [The Advisor and the Sub-Advisor] agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     18. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the [Advisor] [Sub-Advisor] on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

     20. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                                                                      [TRUST]

Attest:________________                                        By: _________________
Name:                                                                       Name:
                                                                                 Title:

[SEAL]                                                                      DEUTSCHE ASSET MANAGEMENT, INC.

Attest: ________________                                        By: _________________
Name:                                                                         Name:
                                                                                   Title:

[SEAL]                                                                       [SUB-ADVISOR]

Attest: ________________                                        By: _________________
Name:                                                                         Name:
                                                                                   Title:

EXHIBIT A

TO
INVESTMENT [ADVISORY] [SUB-ADVISORY] AGREEMENT
MADE AS OF ____________________
BETWEEN
[Fund Name] AND [______________]

Series	Investment [Advisory] [Sub-Advisory] Fee

Exhibit C

ADVISORY FEES

DeAM, Inc. is paid a fee for its services under the Current Advisory Agreement, calculated daily and paid monthly, equal, on an annual basis, to the following:

PORTFOLIO OR FUND	ADVISORY AGREEMENT FEE*
Cash Management Portfolio

*[Indicate any caps or waivers].

For its investment advisory services, DeAM, Inc. was paid the following amounts as of the most recent fiscal year by the Portfolio
Fund	Fee	Portfolio	Fee
Money Market ProFund	$	Cash Management Portfolio	$

Administrative and Transfer Agency Fees

For its administrative and transfer agency services, ICCC was paid the following amounts as of the most recent fiscal year by the Portfolio:

[To Come]

Exhibit D

[Investment Companies Advised or Subadvised by DeAM, Inc. ]

[To Come]

Exhibit E

[Principal occupations of each director and principal executive officer of DeAM, Inc.]

[To Come]

Exhibit F
Name of Trustee or Nominee	Dollar Range of Equity Securities in the Fund(s)[1]	Aggregate Dollar Range of Equity Securities as of [December 31, 2001] in all Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies[2]
Independent Trustee Nominees
Richard R. Burt
S. Leland Dill
Martin J. Gruber
Joseph R. Hardiman
Richard J. Herring
Graham E. Jones
Rebecca W. Rimel
Philip Saunders, Jr.
William N. Searcy
Robert H. Wadsworth

Interested Trustee Nominee
Richard T. Hale		Over $100,000

___________
1. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.
2. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000. The funds overseen or to be overseen by the trustees and nominees in the family of investment companies consist of the following: Flag Investors Communications Fund, Flag Investors Equity Partners Fund, Flag Investors Value Builder Fund, Emerging Growth Fund, Real Estate Securities Fund, Short-Intermediate Income Fund, Deutsche Bank Alex. Brown Cash Reserve Fund Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund Tax-Free Series, Deutsche Bank Alex. Brown Cash Reserve Fund Treasury Series, Top 50 World Fund, Top 50 World Portfolio, Top 50 US Fund, Top 50 US Portfolio, Top 50 Asia Fund, Top 50 Asia Portfolio, Top 50 Europe Fund, Top 50 Europe Portfolio, European Mid-Cap Fund, European Mid-Cap Portfolio, Japanese Equity Fund, Japanese Equity Portfolio, Global Financial Services Fund, Global Biotechnology Fund, Global Technology Fund, Growth Opportunity Fund; BT Investment Funds: Cash Management Fund, Tax Free Money Fund, Treasury Money Fund, International Equity Fund, Mid Cap Fund, Lifecycle Long Range Fund, Lifecycle Mid Range Fund, Lifecycle Short Range Fund, Small Cap Fund, Quantitative Equity Fund, PreservationPlus Income Fund, Global Equity Fund; BT Advisor Funds: EAFE® Equity Index Fund, US Bond Index Fund; BT Pyramid Mutual Funds: Money Market Fund, Equity 500 Index Fund, Asset Management Fund, PreservationPlus Fund; BT Institutional Funds: Cash Management Fund, Cash Reserves Fund, Treasury Money Fund, International Equity Fund, Equity 500 Index Fund, Liquid Assets Fund, Daily Assets Fund, Treasury Assets Fund, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, Capital Appreciation Portfolio; BT Investment Portfolios: Asset Management Portfolio II, Asset Management Portfolio III, Liquid Assets Portfolio, EAFE Equity Index Portfolio, Small Cap Portfolio, US Bond Index Portfolio, Preservation Plus Portfolio, Preservation Plus Income Portfolio, Quantitative Equity Portfolio, Daily Assets Portfolio; Morgan Grenfell Investment Trust: Fixed Income Fund, Short-Term Fixed Income Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund, Total Return Bond Fund, European Equity Fund, Micro Cap Fund, International Select Equity Fund, Emerging Markets Equity Fund, Emerging Markets Debt Fund; and VIT Funds: Equity 500 Index Fund, Small Cap Index Fund, EAFE Equity Index Fund, and NASDAQ-100 Index Fund.

Ownership in Securities of DeAM, Inc. and Related Companies
Name of Trustee or Nominee	Name of Owner and Relationship to Trustee or Nominee	Company*	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis

Richard R. Burt	N/A
S. Leland Dill	N/A
Martin J. Gruber	N/A
Joseph R. Hardiman
Richard J. Herring	N/A
Graham E. Jones	N/A
Rebecca W. Rimel
Philip Saunders, Jr.	N/A
William N. Searcy
Robert H. Wadsworth

[*Describe the company's relationship with the Portfolio's investment advisor, administrator or underwriter]

Exhibit G

SHARES OUTSTANDING AS OF RECORD DATE
FUND	NUMBER OF SHARES OUTSTANDING
Money Market ProFund

Exhibit H
(i) 5% Shareholders
MONEY MARKET PROFUND
Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent Ownership of Outstanding Shares

FORM OF PROXY CARD

ProFunds
Money Market ProFund

7501 Wisconsin Avenue, 10th Floor
Bethesda, Maryland 20814

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-____-_____.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:

ProFunds
Money Market ProFund

7501 Wisconsin Avenue, 10th Floor
Bethesda, Maryland 20814

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

__ [a.m.], Eastern time, on _______ __, 2002

     The undersigned hereby appoints [ ] and [ ] and each of them, with full power of substitution, as proxies of the undersigned to vote all shares that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

     All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I and II. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposals I and II, as votes AGAINST the Proposal.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES OF THE CASH MANAGEMENT PORTFOLIO RECOMMENDS A VOTE FOR PROPOSALS I AND II.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

KEEP THIS PORTION FOR YOUR RECORDS.

DETACH AND RETURN THIS PORTION ONLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MONEY MARKET PROFUND

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s)
appears on this card. When signing as attorney, trustee, executor, administrator, or guardian, please give your FULL title below. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.)

Vote on Trustees
Vote on Proposals I. Approval of a New Advisory Agreement with Deutsche Asset Management, Inc. FOR ___ AGAINST ___ABSTAIN ____

II. Election of Messrs. (01) Burt, (02) Dill, (03) Hale, (04) Hardiman, (05) Jones, (06) Saunders, (07) Searcy and (08) Wadsworth, Drs. (09) Gruber and (10) Herring and (11) Ms. Rimel as Trustees of the Board.

		For All ___	Withhold All ___	For All Except: ___ ÿ	To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below. __________________

Signature (Please sign within box)	Date		Signature (Joint Owners)		Date